UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 20, 2018
(Date of earliest event reported)

METROSPACES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-186559	90-0817201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

888 Brickell Key Dr., Unit 1102 Miami, FL		33131
(Address of principal executive offices)		(Zip Code)

(305) 600-0407

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Metrospaces, Inc. (the “Company”), for the purpose of amending Item 2.01 Completion of Acquisition or Disposition of Assets and Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on January 24, 2018 (the “Original Form 8-K”) in connection with the completion of the acquisition of 51% of the membership units of Etelix.Com USA LLC (“Etelix”).

This Amendment is being filed to provide audited financial statements for Etelix’s fiscal year ended December 31, 2017. The Company is still evaluating whether further financial statements and pro forma financial information of Etelix which were not previously filed with the Original Form 8-K are required by Items 9.01(a) and (b) of Form 8-K, as required by the rules of the SEC. Any information required to be set forth in the Original Form 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Original Form 8-K. Accordingly this Amendment should be read in conjunction with the Original Form 8-K, and any subsequent Current Report on Form 8-K filed by the Company with regard to the Company’s acquisition of membership interests in Etelix.

FORWARD-LOOKING STATEMENTS

This Amendment, including the exhibits attached hereto, contains “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, such as our strategy, future operations, future financial position, future revenues, and plans and objectives of management, are forward-looking statements. The words “target,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “should,” “would”, “possible,” “potential,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements contained are based on current expectations and beliefs concerning future developments and their potential effects on the Company and its subsidiaries. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve many risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 10, 2017, the Registrant and Leandro Jose Iglesias in representation of all of the members of Etelix.Com USA LLC (“Etelix”), and its members, entered into a Transaction Agreement under which the Registrant agreed to acquire 51% of the membership units in Etelix and the members of Etelix agreement agreed to transfer certain property owned by them (the “Additional Assets”) to Etelix for $240,000 in cash to be paid to them by the Registrant and the issuance to them of an unspecified number of shares of Registant’s Series D PIK Convertible Preferred Stock having a value of $1,800,000. The Seller agreed to reinvest in the Registrant 38.89% of the proceeds of the sale of shares of common stock received upon conversion of the preferred stock, up to $700,000. The Seller and certain of its members have the the option to convert any part or all of their remining membership units into stock of the Registrant. The value for the conversion of the stock will be a function of a conversion factor multiplied by Etelix’ EBITDA during the 12 months immediately prior to the date on which the conversion is requested. The conversion factor will be determined by dividing $4,000,000 into Etelix’ accumulated EBITDA for its 2016 fiscal year.

On April 25, 2017, the Transaction Agreement was amended to provide that the purchase price would remain $240,000, of which $10,000 was to be payable on the Closing Date by check or wire transfer upon the transfer of 51% of the membership units in Etelix and the Additional Assets to Etelix in accordance with the terms of the Transaction Agreement and $230,000 of which was to be payable 90 days after the Closing Date and 18,000 shares of the Registrant’s Series D PIK Convertible Preferred Stock.

The assets transferred under the Transaction Agreement do not include New Life Omega Services, Inc., a company created under the laws of the Republic of Panama; NL Omega Services, LLC, a company incorporated under the laws of the State of Florida; Etelix Net Communications Services, Corp., a company created under the laws of the British Virgin Islands; or any of its local and retail businesses including: Future Voyze LLC; Perfect Voyze LLC; Soluciones Latincom C.A.; Mitelco LLC; Etelix.com Peru; Etelix Group SL; and Etelix.com UK.

With respect to Future Voyze LLC and Perfect Voyze LLC, these companies and Etelix have entered into an agreement under which Etelix will receive all assets resulting from the liquidation of Future Voyze LLC and all of those assets are to be transferred from Etelix.com USA LLC to Perfect Voyze LLC once it had been granted a telecommunications license by the Federal Communications Commission.

Etelix is a Miami-based, FCC-licensed voice, SMS and data carrier. The company's principal products and services are international voice wholesale operations and distribution, residential and commercial data and voice services and data hosting services. Etelix is planning to develop and construct build-to-suit data hosting centers in secondary markets across the United States.

Etelix was founded in 2007.

On June 7, 2017, the transaction described in Item 1.01 was closed.

Etelix was founded in 2007. Its revenue and net loss for the 12-month period ended December 31, 2017, were approximately $7.8 million and $181,000, respectively; for the like period in 2016, Etelix had revenue and net income of approximately $4.1 million and $56,000, respectively.

Attached to this Report as Exhibits 99.1 and 99.2 are Etelix’ audited financial statements for its 9-month period ended September 30, 2017, and for its fiscal year ended December 31, 2016, and pro forma financial information, respectively.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Audited financial statements for acquired business.

(b)	Pro forma financial information.

Pro forma financial information.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report:

EXHIBIT INDEX

Exhibit Description

99.1*	Audited Financial Statements of Etelix.Com USA LLC for the 9-month period ended September 30, 2017 and for the fiscal year ended December 31, 2016.

99.2*	Pro forma financial information.

99.3	Audited Financial Statements of Etelix.Com USA LLC for the fiscal year ended December 31, 2017

* Previously Filed with the Original Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROSPACES, INC.

By: /s/ Oscar Brito

Oscar Brito

President

Dated: February 20, 2018